February 3, 2003



                         THE DREYFUS/LAUREL FUNDS TRUST
                          DREYFUS PREMIER LIMITED TERM
                                HIGH INCOME FUND

                            SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 2002

      On  January  30,  2003, the fund's Board of Trustees approved changing the
fund's   name  and  average  effective  maturity  and  duration  limitations.
Accordingly, as of February 3, 2003, the following information replaces and supersedes any contrary information contained in the fund's Prospectus:

      The fund's name is "Dreyfus Premier Limited Term High Yield Fund."

      The fund attempts to manage interest rate risk by maintaining an average effective portfolio maturity of 5.5 years or less. The fund is not subject to any restrictions on duration.

                                                                       029s0203







                                                                February 3, 2003



                         THE DREYFUS/LAUREL FUNDS TRUST
                  DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND

       Supplement to Statement of Additional Information dated May 1, 2002


      On January 30, 2003, the Fund's Board of Trustees approved changing the Fund's name and average effective maturity and duration limitations. Accordingly, as of February 3, 2003, the following information replaces and supersedes any contrary information contained in the Fund's Statement of Additional Information:

      The Fund's name is "Dreyfus Premier Limited Term High Yield Fund."

      Under normal market conditions, the average effective portfolio maturity of the Fund is expected to be 5.5 years or less.